Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of On Stage Entertainment, Inc. (the “Company”) on Form 10-QSB for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, Timothy J. Parrott, Chief Executive Officer of the Company, and Margaret Ann Freman, Senior Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:

                (1)           the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                (2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for the periods covered by the Report.

/s/ Timothy J. Parrott
Timothy J. Parrott
Chief Executive Officer
August 13, 2002

/s/ Margaret Ann Freman
Margaret Ann Freman
Senior Vice President and
Chief Financial Officer
August 13, 2002